                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) March 26, 2001
                                                 --------------



                               DRUG EMPORIUM, INC.
             (Exact name of registrant as specified in its charter)




Delaware                                  0-16998                                   31-1064888
(State or Other Jurisdiction              (Commission                               (IRS Employer
Incorporation)                            File Number)                              Identification No.)




155 HIDDEN RAVINES DRIVE, POWELL, OHIO                                              43065
(Address of principal executive offices)                                            (Zip Code)



Registrant's telephone number, including area code (740) 548-7080
                                                   --------------



                                 Not applicable
         (Former name or former address, if changed since last report.)

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On March 27, 2001, Drug Emporium, Inc., a Delaware corporation (the "Company"), issued a press release announcing that the Company and its subsidiaries filed a petition for reorganization under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Ohio on March 26, 2001. The press release is furnished as Exhibit 99.1 to this Form 8-K. The information contained in the press release is incorporated herein by reference.

         The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the press release, dated March 27, 2001, attached hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

Exhibit No                Description
----------                -----------
        99.1             Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant bas duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DRUG EMPORIUM, INC.


Date:  April 3, 2001                       By:    /s/  Terry L. Moore
                                               --------------------------------
                                           Terry L. Moore
                                           Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No                Description
----------                -----------
          99.1          Press Release